INDUSTRIAL LEASE

                             Basic Lease Information

Date:  February 13, 2004

Landlord: SUWANEE CREEK BUSINESS CENTER, LLC, a Delaware limited liability company.

Tenant:    LB FOSTER COMPANY, a Pennsylvania corporation

Guarantor:   N/A

Premises (section 1.1): The space(s) in the building(s) outlined in Exhibit A, containing approximately 14,000 square feet (more or less) of building area, the street address(es) of which is (are) known as Suite A, Building 100, 130 Satellite Boulevard NE, Suwanee, Georgia 30024

Property (section 1.1): The land and the building(s) outlined in Exhibit A, containing approximately 172,800 square feet (more or less) of total building area, located in Gwinnett County, Georgia, and known as Suwanee Creek Business Park, 130, 140 and 150 Satellite Boulevard NE, Suwanee, Georgia 30024

Term (section 2.1):  One Hundred Twenty-Seven (127) Months

Commencement Date (section 2.1): March 1, 2004

Expiration Date (section 2.1):  September 30, 2014

Monthly Base Rent (dollars per month) (section 3.1(a)):

      Period                         Monthly
                                     Installments
      ------                         ------------
      03/01/04 - 02/28/05            $6,277.00
      03/01/05 - 02/28/06            $6,465.00
      03/01/06 - 02/28/07            $6,659.00
      03/01/07 - 02/29/08            $6,858.00
      03/01/08 - 02/28/09            $7,064.00
      03/01/09 - 02/28/10            $7,276.00
      03/01/10 - 02/28/11            $7,495.00
      03/01/11 - 02/29/12            $7,720.00
      03/01/12 - 02/28/13            $7,951.00
      03/01/13 - 02/28/14            $8,190.00
      03/01/14 - 09/30/14            $8,435.00

Tenant's Percentage Share of Property (section 3.1(b)):  8.12%

Tenant's Percentage Share of Building (section 3.1(b)):  20.83%

Initial Additional  Monthly Rent Estimate  (dollars per month) (section 3.2(a)):
     $1237.33

Security Deposit (section 3.3):  $6,277.00

Rent Payment Address (section 3.7): CalEast Industrial  Investors,  LLC, Atlanta
     Suwanee, 4518 Collections Center Drive, Chicago, Illinois 60693

Permitted Use of the Premises (section 4.1): Office/warehouse and product testing for parts and equipment related to the railroad industry and matters reasonably similar or related thereto

Landlord's Address (section 14.1): c/o LaSalle Investment Management, Inc., 3500
     Piedmont Road, Suite 600, Atlanta, Georgia 30305, Attn. Laurence Christopher Harris, and a copy simultaneously to (i) LaSalle Investment Management, Inc., 65 East State Street, Suite 1750, Columbus, Ohio 43215,
     Attn: Russ Blackwell and to (ii) Trammell Crow Company, Five Concourse Parkway, Suite 1600, Atlanta, Georgia 30328

Tenant's  Address  (section  14.1):  LB  Foster  Company,   415  Holiday  Drive,
     Pittsburgh, Pennsylvania 15220, Attn.: Steve Hart and a copy simultaneously to LB Foster Company, 415 Holiday Drive, Pittsburgh, Pennsylvania 15220,
     Attn.: General Counsel.

Guarantor's Address (section 14.1):  N/A

Real Estate Broker(s) (section 15.5): TC Atlanta, Inc. -- Representing Landlord

                                 Alliance Partners, Inc. -- Representing Tenant

Exhibit A - Plan(s) Outlining the Premises and the Property

Exhibit B - Description of Landlord's work

Exhibit C - Form of Memorandum Confirming Term

Exhibit D - Permitted Use of Hazardous Substances

Addendum to Industrial Lease



                  [BALANCE OF THIS PAGE IS INTENTIONALLY BLANK]

     The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the Basic Lease Information and the Lease, the Basic Lease Information shall control.

TENANT:                              LANDLORD:

LB FOSTER COMPANY, a Pennsylvania    SUWANEE CREEK BUSINESS CENTER LLC,
corporation                          Delaware limited liability company

By: /s/Stan L. Hasselbusch           By:  CalEast Industrial Investors, LLC,
    Name: Stan L. Hasselbusch           a California limited liability company,
    Title: CEO & President              its Member

      [CORPORATE SEAL]               By:   LaSalle Investment Management, Inc.,
                                           a Maryland corporation, its Manager

                                           By:/s/Laurence Christopher Harris
                                              Laurence Christopher Harris,
                                              Vice President

                                                     (CORPORATE SEAL)


                                      By: TC Suwanee Creek, Inc., a Delaware
                                          corporation, its Member


                                            By:/s/Patty
                                            Name:
                                            Title:


                                                      (CORPORATE SEAL)

                                Table of Contents

                                                                           Page

ARTICLE 1         Premises..................................................1

         1.1      Lease of Premises.........................................1
         1.2      Relocation of Premises....................................1

ARTICLE 2         Term......................................................1

         2.1      Term of Lease.............................................1
         2.2      Improvements..............................................2
         2.3      Adjustment of Commencement Date...........................2
         2.4      Holding Over..............................................2

ARTICLE 3         Rent......................................................3

         3.1      Base Rent and Additional Rent.............................3
         3.2      Procedures................................................3
         3.3      Security Deposit..........................................4
         3.4      Late Payment..............................................4
         3.5      Other Taxes Payable by Tenant.............................4
         3.6      Certain Definitions.......................................5
         3.7      Rent Payment Address......................................5
         3.8      No Accord and Satisfaction................................5

ARTICLE 4         Use of the Premises.......................................6

         4.1      Permitted Use.............................................6
         4.2      Environmental Definitions.................................6
         4.3      Environmental Requirements................................6
         4.4      Compliance With Law.......................................7
         4.5      Rules and Regulations.....................................7
         4.6      Entry by Landlord.........................................7

ARTICLE 5         Utilities and Services....................................7

         5.1      Tenant's Responsibilities.................................7

ARTICLE 6         Maintenance and Repairs...................................8

         6.1      Obligations of Landlord...................................8
         6.2      Obligations of Tenant.....................................8

ARTICLE 7         Alteration of the Premises................................9

         7.1      No Alterations by Tenant..................................9
         7.2      Landlord's Property.......................................9

ARTICLE 8         Indemnification and Insurance............................10

         8.1      Damage or Injury.........................................10
         8.2      Insurance Coverages and Amounts..........................10
         8.3      Insurance Requirements...................................10
         8.4      Subrogation..............................................11
         8.5      Landlord Insurance Requirements..........................11

ARTICLE 9         Assignment or Sublease...................................11

         9.1      Prohibition..............................................11

                               TABLE OF CONTENTS
                                  (continued)

         9.2      Landlord's Consent or Termination........................12
         9.3      Completion...............................................12
         9.4      Tenant Not Released......................................12

ARTICLE 10        Events of Default and Remedies...........................13

         10.1     Default by Tenant........................................13
         10.2     Landlord's Remedies......................................13
         10.3     Continuation.............................................14
         10.4     Remedies Cumulative......................................14
         10.5     Tenant's Primary Duty....................................15
         10.6     Abandoned Property.......................................15
         10.7     Landlord Default.........................................15
         10.8     Landlord's Lien..........................................15

ARTICLE 11        Damage or Destruction....................................15

         11.1     Restoration..............................................15
         11.2     Termination of Lease.....................................16

ARTICLE 12        Eminent Domain...........................................16

         12.1     Condemnation.............................................16
         12.2     Award....................................................16
         12.3     Temporary Use............................................17
         12.4     Definition of Taking.....................................17

ARTICLE 13        Subordination and Sale...................................17

         13.1     Subordination............................................17
         13.2     Sale of the Property.....................................17
         13.3     Estoppel Certificate.....................................17

ARTICLE 14        Notices..................................................18

         14.1     Method...................................................18

ARTICLE 15        Miscellaneous............................................18

         15.1     General..................................................18
         15.2     No Waiver................................................18
         15.3     Attorneys' Fees..........................................18
         15.4     Exhibits.................................................18
         15.5     Broker(s)................................................18
         15.6     Waivers of Jury Trial and Certain Damages................19
         15.7     Entire Agreement.........................................19
         15.8     No Estate................................................19
         15.9     No Recordation of Lease..................................19

Exhibit A - Plan(s) Outlining the Premises and the Property
Exhibit B - Description of Landlord's Work
Exhibit C - Form of Memorandum Confirming Term
Exhibit D - Permitted Use of Hazardous Materials
Addendum to Industrial Lease

                                INDUSTRIAL LEASE

     THIS LEASE, made as of the date specified in the Basic Lease Information, by and between SUWANEE CREEK BUSINESS CENTER LLC, a Delaware limited liability company ("Landlord"), and the tenant specified in the Basic Lease Information ("Tenant"),

                              W I T N E S S E T H:

                                    ARTICLE 1
                                    Premises

     1.1 Lease of Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the space(s) in the building(s) specified in the Basic Lease Information (the "Premises") located on the real property specified in the Basic Lease Information (the "Property"), all as outlined on the plan(s) attached hereto as Exhibit A. The Property includes the land and the building(s) in which the Premises is located. Landlord and Tenant agree that, for purposes of this Lease, the Premises and the Property, respectively, each contains the number of square feet of building area specified in the Basic Lease Information and Tenant's Percentage Share specified in the Basic Lease Information is the ratio of such building area of the Premises to such building area of the Property. During the term of this Lease, Tenant shall have the nonexclusive right, in common with other tenants of the Property, to use only for their intended purposes the common areas (such as driveways, sidewalks, parking areas, loading areas and access roads) in the Property that are designated by Landlord as common areas and not leased to or allocated for the exclusive use of another tenant of the Property. Landlord shall have the right from time to time to change the size, location, configuration, character or use of any such common areas, construct additional improvements or facilities in any such common areas, or close any such common areas. Tenant shall not interfere with the rights of Landlord and other tenants of the Property to use such common areas.

     1.2 Relocation of Premises. [Intentionally Deleted].

                                   ARTICLE 2
                                      Term

     2.1 Term of Lease. The term of this Lease shall be the term specified in the Basic Lease Information, which shall commence on the commencement date specified in the Basic Lease Information (the "Commencement Date") and, unless sooner terminated as hereinafter provided, shall end on the expiration date specified in the Basic Lease Information (the "Expiration Date"). If Landlord, for any reason whatsoever, does not deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, but, in such event, the Commencement Date shall be postponed until the date on which Landlord delivers possession of the Premises to Tenant and the Expiration Date shall be extended for an equal period (subject to adjustment in accordance with section 2.3 hereof). Tenant acknowledges that Tenant has inspected the Premises and the Property or has had the Premises and the Property inspected by professional consultants retained by Tenant, Tenant is familiar with the condition of the Premises and the Property, the Premises and the Property are suitable for Tenant's purposes, and, except for the improvements to be constructed or installed by Landlord pursuant to Exhibit B (if any), the condition of the Premises and the Property is acceptable to Tenant. Except for the improvements to be constructed or installed by Landlord pursuant to Exhibit B (if any), Landlord shall have no obligation to construct or install any improvements in the Premises or the Property or to remodel, renovate, recondition, alter or improve the Premises or the Property in any manner, and Tenant shall accept the Premises "as is" on the Commencement Date. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness, for a particular purpose or of any other kind arising out of this Lease and there are no warranties which extend beyond those expressly set forth in this Lease.

     2.2 Improvements. This section 2.2 shall apply only if Landlord is required to construct or install improvements in the Premises or the Property pursuant to Exhibit B. Landlord shall construct or install the improvements to be constructed or installed by Landlord pursuant to Exhibit B. Landlord shall deliver possession of the Premises to Tenant on the Commencement Date or the date of substantial completion of the improvements, whichever is later, and Tenant shall accept such delivery of the Premises. Notwithstanding section 2.1 hereof, the term of this Lease shall not commence until Landlord has substantially completed the improvements pursuant to Exhibit B attached hereto and delivered possession of the Premises to Tenant. The date of substantial completion of the improvements shall be the date on which construction is sufficiently complete, substantially in accordance with the plans and specifications, so the improvements may be used or occupied for their intended purpose as permitted under this Lease. If Landlord is delayed in substantially completing the improvements by any cause of delay for which Tenant is responsible, then Tenant shall pay to Landlord, as additional rent, the monthly Base Rent (based on the first month for which the Base Rent is to be paid) and the additional monthly rent payable under section
3.1 hereof, calculated on a per diem basis, multiplied by the number of days of such delay, which shall be due and payable on the Commencement Date specified in the Basic Lease Information for such delay before such date and monthly in arrears on the first day of each month thereafter for such delay after such date. If the improvements are substantially complete and the Premises is ready for occupancy by Tenant prior to the Commencement Date, Tenant shall have the right to take early occupancy of the Premises prior to the Commencement Date and the term of this Lease shall commence on such date of early occupancy by Tenant, in which event the Commencement Date shall be advanced to such date of early occupancy, the Expiration Date shall be advanced by an equal period (subject to adjustment in accordance with section 2.3 hereof), and each of the Monthly Base Rent adjustment dates set forth in the Basic Lease Information shall also be advanced accordingly. Tenant shall give Landlord written notice of Tenant's determination to take early occupancy of the Premises at least ten (10) days in advance, which notice shall specify the date of such early occupancy.

     2.3 Adjustment of Commencement Date. If the Commencement Date as determined in accordance with section 2.1 or section 2.2 hereof would not be the first day of the month and the Expiration Date would not be the last day of the month, then the actual Commencement Date shall be the first day of the next calendar month following the date so determined and the actual Expiration Date shall be the last day of the appropriate calendar month so the term of this Lease shall be the full term specified in the Basic Lease Information. The period of the fractional month between the date so determined and the actual Commencement Date shall be on and subject to all of the covenants in this Lease and, on the actual Commencement Date, Tenant shall pay to Landlord, as additional rent, the monthly Base Rent (based on the first month for which the Base Rent is to be paid) and the additional monthly rent payable under section 3.1 hereof, calculated on a per diem basis, for such period. Landlord and Tenant each shall, promptly after the actual Commencement Date and the actual Expiration Date have been determined, execute and deliver to the other a Memorandum Confirming Term in the form of Exhibit C attached hereto, which shall set forth the actual Commencement Date and the actual Expiration Date for this Lease, but the term of this Lease shall commence and end in accordance with this Lease whether or not the Memorandum Confirming Term is executed.

     2.4 Holding Over. In the event that Tenant shall continue in occupancy of the Premises after the expiration of the Term, such occupancy shall not be deemed to extend or renew the term of this Lease, but such occupancy shall continue as a tenancy at will upon the covenants, provisions and conditions herein contained at a daily Base Rental equal to one twentieth (1/20th) of the monthly Base Rental in effect at the expiration of the term of this Lease. Landlord may terminate such tenancy at any time on the later of three (3) days' written notice or the minimum notice period, if any, required under applicable law.

                                   ARTICLE 3
                                      Rent

     3.1 Base Rent and Additional Rent. Tenant shall pay to Landlord the following amounts as rent for the Premises:

     (a) During the term of this Lease, Tenant shall pay to Landlord, as base monthly rent, the amount of monthly Base Rent specified in the Basic Lease Information.

     (b) During each calendar year (or part thereof) during the term of this Lease, Tenant shall pay to Landlord, as additional monthly rent:

     (i) Tenant's Percentage Share specified in the Basic Lease Information of all CAM Expenses paid or incurred by Landlord in such year, provided, however, that beginning with the second full calendar year of the term of this Lease, Tenant's additional rent obligation under this Section 3.1(b)(i) as it relates to those items of CAM Expenses that lie within the reasonable control of Landlord (but not any items of CAM Expenses that are not within the reasonable control of Landlord) shall not increase by more than five percent (5%) per annum;

     (ii) Tenant's Percentage Share specified in the Basic Lease Information of all Property Taxes paid or incurred by Landlord in such year; and

     (iii) Tenant's Percentage Share specified in the Basic Lease Information of all Insurance Costs paid or incurred by Landlord in such year.

     (c) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent." As used in this Lease, "rent" shall mean and include all Base Rent, additional monthly rent and additional rent payable by Tenant in accordance with this Lease.

     3.2 Procedures.  The additional  monthly rent payable by Tenant pursuant to section 3.1(b) hereof (CAM Expenses, Property Taxes and Insurance Costs) shall be calculated and paid in accordance with the following procedures:

     (a) Prior to the execution of this Lease, and on or before the first day of each subsequent calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amounts payable under section 3.1(b) hereof for the balance of the first calendar year after the Commencement Date or for the ensuing calendar year, as the case may be. Landlord's estimate of the initial monthly rent payable by Tenant under section 3.1(b) hereof each month for the balance of the first calendar year after the Commencement Date is specified in the Basic Lease Information. Tenant shall pay such estimated amounts to Landlord in equal monthly installments, in advance, on or before the Commencement Date and on or before the first day of each month during such balance of the first calendar year after the Commencement Date or during such ensuing calendar year, as the case may be. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate. If, at any time, Landlord determines that the amounts payable under section 3.1(b) hereof for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

     (b) Within a reasonable time after the end of each calendar year, Landlord shall give Tenant a written statement of the amounts payable by Tenant under section 3.1(b) hereof for such calendar year certified by Landlord. If such statement shows a total amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next monthly installments of the amounts payable by Tenant under section 3.1(b) hereof (or, if the term of this Lease has ended, Landlord shall refund the excess to Tenant with such statement). If such statement shows a total amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement. Tenant or Tenant's authorized agent or representative shall have the right once each calendar year to inspect the books of Landlord relating to CAM Expenses, Property Taxes and Insurance Costs for the prior calendar year, after giving reasonable prior written notice to Landlord and during the business hours of Landlord at the office of Landlord's property manager for the Property, for the purpose of verifying the information in such statement. Failure by Landlord to give any notice or statement to Tenant under this section 3.2 shall not waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant under section 3.1(b) hereof.

     (c) If the term of this Lease commences or ends on a day other than the first or last day of a calendar year, respectively, the amounts payable by Tenant under section 3.1(b) hereof applicable to the calendar year in which such term commences or ends shall be prorated according to the ratio which the number of days during the term of this Lease in such calendar year bears to three hundred sixty-five (365). Termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to section 3.2(b) hereof to be performed after such termination.

     3.3 Security Deposit. Upon signing this Lease, Tenant shall pay to Landlord
(a) an amount equal to the Base Rent for the first month of the term of this Lease for which the Base Rent is to be paid, which amount Landlord shall apply to the Base Rent for such first month, and (b) the amount of the security deposit specified in the Basic Lease Information (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the covenants of this Lease to be performed by Tenant, and Tenant shall not be entitled to interest thereon. If Tenant fails to perform any of the covenants of this Lease to be performed by Tenant, then Landlord shall have the right, but no obligation, to apply the Security Deposit, or so much thereof as may be necessary, to cure any such failure by Tenant. If Landlord applies the Security Deposit or any part thereof to cure any such failure by Tenant, then Tenant shall immediately pay to Landlord the sum necessary to restore the Security Deposit to the full amount required by this Section 3.3. Provided Tenant performs all of its obligations under this Lease as provided herein, Landlord shall return any remaining portion of the Security Deposit to Tenant within thirty (30) days after termination of this Lease. Upon termination of the original Landlord's or any successor owner's interest in the Premises, the original Landlord or such successor owner shall be released from further liability with respect to the Security Deposit upon the original Landlord's or such successor owner's transferring the Security Deposit to the new owner.

     3.4 Late Payment. Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Rent or additional monthly rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs and processing and accounting expenses. Therefore, if any monthly installment of Base Rent or additional monthly rent is not received by Landlord within ten (10) days after such installment is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent installment. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair reimbursement to Landlord. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any monthly rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay each installment of monthly rent due under this Lease when due, including the right to terminate this Lease and recover all damages from Tenant. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the lesser of (a) the rate of twelve percent (12%) per annum and
(b) the maximum rate permitted by law, and Tenant shall pay such interest to Landlord on written demand.

     3.5 Other Taxes Payable by Tenant. Tenant shall reimburse Landlord upon written demand for all taxes, assessments, excises, levies, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the cost or value of Tenant's furniture, fixtures, equipment and other personal property located in the Premises or the cost or value of any improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (b) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent so long as such tax is a tax on rent, (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Such taxes, assessments, excises, levies, fees and charges shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent) or franchise taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any such taxes, assessments, excises, levies, fees and charges. All taxes, assessments, excises, levies, fees and charges payable by Tenant under this section 3.5 shall be deemed to be, and shall be paid as, additional rent.

     3.6 Certain Definitions. As used in this Lease, certain words are defined as follows:

     (a) "CAM Expenses" shall mean all direct and indirect costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance or repair of the Property or providing services in accordance with this Lease, including permit and inspection fees; electricity, gas, fuel, steam, heat, light, power, water, sewer and other utilities; management fees and expenses (not exceeding three percent [3%] of Landlord's annual gross income for the Property); security, guard, extermination, water treatment, garbage and waste disposal, rubbish removal, plumbing and other services; snow and ice removal; maintenance of the fire suppression systems; landscape maintenance; supplies, tools, materials and equipment; accounting and other professional fees and expenses; painting the exterior of the Property; maintaining and repairing the exterior walls and roof, the parking and loading areas, the sidewalks, landscaping and common areas, and the other parts of the Property; costs and expenses required by or resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Property; and costs and expenses of contesting by appropriate proceedings any matter concerning managing, operating, maintaining or repairing the Property, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Property, or the amount or validity of any Property Taxes. CAM Expenses shall not include Property Taxes, Insurance Costs, charges payable by Tenant pursuant to section 3.5 hereof, depreciation on the Property, costs of tenants' improvements, real estate brokers' commissions, interest, or capital costs for major roof, major parking lot replacement, foundation or masonry wall replacement or restoration work necessitated by fire or other casualty damage to the extent of net insurance proceeds received by Landlord with respect thereto.

     (b) "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Property or any part thereof or any personal property used in connection with the Property. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent) or franchise taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes. Property Taxes shall not include charges payable by Tenant pursuant to section 3.5 hereof.

     (c) "Insurance Costs" shall mean all premiums and other charges for all property, earthquake, flood, loss of rental income, business interruption, liability and other insurance relating to the Property carried by Landlord.

     3.7 Rent Payment Address. Tenant shall pay all Base Rent and additional monthly rent under section 3.1 hereof to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address for the payment of rent specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

     3.8 No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount of monthly Base Rent and additional rent or any other sum due hereunder, shall be deemed to be other than on account of the earliest due rent or payment, nor shall any endorsement or statement on any check or any letter accompanying any such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or payment or pursue any other remedy available in this Lease, at law or in equity. Landlord may accept any partial payment from Tenant without invalidation of any contractual notice required to be given herein (to the extent such contractual notice is required) and without invalidation of any notice required by any law pertaining to eviction or summary remedy for regaining possession of real property in the event of tenant default.

                                   ARTICLE 4
                               Use of the Premises

     4.1 Permitted Use. Tenant shall use the Premises only for the Permitted Use of the Premises specified in the Basic Lease Information and for lawful purposes incidental thereto, and no other purpose whatsoever. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy carried by Landlord for the Property, or will in any way increase the existing rate of, or disallow any fire rating or sprinkler credit, or cause a cancellation of, or affect any insurance for the Property. If Tenant causes any increase the premium for any insurance covering the Property carried by Landlord, Tenant shall pay to Landlord, on written demand as additional rent, the entire amount of such increase. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants of the Property, or injure or annoy them. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable activity, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not store any materials, equipment or vehicles outside the Premises and agrees that no washing of any type (including washing vehicles) shall take place in or outside the Premises. Tenant shall not receive, store or otherwise handle any product or material that is explosive or highly inflammable. Tenant shall not install any signs on the Premises without the prior written consent of Landlord. Tenant shall, at Tenant's expense, remove all such signs prior to or upon termination of this Lease, repair any damage caused by the installation or removal of such signs, and restore the Premises to the condition that existed before installation of such signs.

     4.2 Environmental Definitions. As used in this Lease, "Hazardous Material" shall mean any substance that is (a) defined under any Environmental Law as a toxic substance, hazardous substance, hazardous waste, hazardous material, pollutant or contaminant, (b) a petroleum hydrocarbon, including crude oil or any fraction or mixture thereof, (c) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant, or
(d) otherwise regulated pursuant to any Environmental Law. As used in this Lease, "Environmental Law" shall mean all federal, state and local laws, statutes, ordinances, regulations, rules, judicial and administrative orders and decrees, permits, licenses, approvals, authorizations and similar requirements of all federal, state and local governmental agencies or other governmental authorities pertaining to the protection of human health and safety or the environment, now existing or later adopted during the term of this Lease. As used in this Lease, "Permitted Activities" shall mean the lawful activities of Tenant that are part of the ordinary course of Tenant's business in accordance with the Permitted Use specified in the Basic Lease Information. As used in this Lease, "Permitted Materials" shall mean the materials, which are not Hazardous Materials, handled by Tenant in the ordinary course of conducting Permitted
Activities and any Hazardous Material that is listed by name and maximum quantity and approved by Landlord on Exhibit D attached hereto.

     4.3 Environmental Requirements. Tenant hereby agrees that: (a) Tenant shall not conduct, or permit to be conducted, on the Premises any activity which is not a Permitted Activity; (b) Tenant shall not use, store or otherwise handle, or permit any use, storage or other handling of, any Hazardous Material which is not a Permitted Material on or about the Premises; (c) Tenant shall obtain and maintain in effect all permits and licenses required pursuant to any Environmental Law for Tenant's activities on the Premises, and Tenant shall at all times comply with all applicable Environmental Laws; (d) Tenant shall not engage in the storage, treatment or disposal on or about the Premises of any Hazardous Material except for any temporary accumulation of waste generated in the course of Permitted Activities; (e) Tenant shall not install any aboveground or underground storage tank or any subsurface lines for the storage or transfer of any Hazardous Material, except for the lawful discharge of waste to the sanitary sewer, and Tenant shall store all Hazardous Materials in a manner that protects the Premises, the Property and the environment from accidental spills and releases; (f) Tenant shall not cause or permit to occur any release of any Hazardous Material or any condition of pollution or nuisance on or about the Premises, whether affecting surface water or groundwater, air, the land or the subsurface environment; (g) Tenant shall promptly remove from the Premises any Hazardous Material introduced, or permitted to be introduced, onto the Premises by Tenant which is not a Permitted Material and, on or before the date Tenant ceases to occupy the Premises, Tenant shall remove from the Premises all Hazardous Materials and all Permitted Materials handled by or permitted on the Premises by Tenant; (h) if any release of a Hazardous Material to the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Premises as a result of any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees, Tenant shall immediately notify Landlord and, where required by law, appropriate governmental authorities, and shall, at Tenant's sole cost and expense, promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Laws; and (i) Tenant shall not use, store or handle any chlorinated solvent except for de minimus amounts contained in cleaning supplies provided that such chlorinated solvents and their de minimus amounts are listed and approved by Landlord on Exhibit D attached hereto and incorporated herein by reference and are used in conformance with Environmental Laws and good environmental practice. Landlord and Landlord's representatives shall have the right, but not the obligation, to enter the Premises at any reasonable time for the purpose of inspecting the storage, use and handling of any Hazardous Material on the Premises in order to determine

Tenant's compliance with the requirements of this Lease and applicable Environmental Law. If Landlord gives written notice to Tenant that Tenant's use, storage or handling of any Hazardous Material on the Premises may not comply with this Lease or applicable Environmental Law, Tenant shall correct any such violation within five (5) days after Tenant's receipt of such notice from Landlord. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys' fees and disbursements incurred in the investigation, defense or settlement of claims) that Landlord may incur as a result of, or in connection with, claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Premises, of any Hazardous Material introduced or permitted on or about or beneath the Premises by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. The liability of Tenant under this Section 4.3 shall survive the termination of this Lease and Tenant's relinquishment of possession of the Premises with respect to acts or omissions that occur before the later to occur of such termination and Tenant's relinquishment of possession. Notwithstanding the foregoing, Tenant shall have no liability under this Section 4.3 for any Hazardous Material that was present on or under the Premises or the Property as of the Commencement Date that was not caused by Tenant or its agents, officers, employees, contractors, invitees or licensees.

     4.4 Compliance With Law. Tenant shall, at Tenant's sole cost and expense, promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises, but Tenant shall not be required to make structural changes unless structural changes are related to or required by Tenant's acts or use of the Premises or by improvements made by or for Tenant. Notwithstanding the foregoing, Tenant shall not be required to make any structural changes that are necessary to remedy or cure any non-compliance of the Premises with any applicable laws in effect as of the Commencement Date.

     4.5 Rules and Regulations. Tenant shall faithfully observe and fully comply with all rules and regulations (the "Rules and Regulations") from time to time made in writing by Landlord for the safety, care, use and cleanliness of the Property or the common areas of the Property and the preservation of good order therein. If there is any conflict, this Lease shall prevail over the Rules and Regulations.

     4.6 Entry by Landlord. Landlord shall have the right to enter the Premises at any time to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or tenants, (c) determine whether Tenant is performing all of Tenant's obligations, (d) supply any service to be provided by Landlord, (e) post notices of nonresponsibility, and (f) make any repairs to the Premises, or make any repairs to any adjoining space or utility services, or make any repairs, alterations or improvements to any other portion of the Property, provided all such work shall be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall have the right to use any and all means which Landlord may deem proper to open all doors in, on or about the Premises in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

                                   ARTICLE 5
                             Utilities and Services

     5.1 Tenant's Responsibilities. Tenant shall pay, directly to the appropriate supplier before delinquency, for all water, gas, heat, light, power, telephone, sewer, refuse disposal and other utilities and services supplied to the Premises, together with all taxes, assessments, surcharges and similar expenses relating to such utilities and services. Tenant shall furnish the Premises with all telephone service, window washing, security service, janitor, scavenger and disposal services, and other services required by Tenant for the use of the Premises permitted by this Lease. Tenant shall furnish all electric light bulbs and tubes and restroom supplies used in the

Premises. Landlord shall not be in default under this Lease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any such utilities and services or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy or other service serving the Premises or the Property, whether such results from mandatory restrictions or voluntary compliance with guidelines.

                                   ARTICLE 6
                             Maintenance and Repairs

     6.1 Obligations of Landlord. Landlord shall maintain and repair only the foundations, the exterior walls (which shall not include windows, glass or plate glass, doors, special fronts, entries, or the interior surfaces of exterior walls, all of which shall be the responsibility of Tenant, provided that Landlord, and not Tenant, shall be responsible for repairing any broken glass and plate glass caused by any settling of the foundation of the Building), the roof and other structural components of the Premises and the common areas of the Property and keep them in good condition, reasonable wear and tear excepted. Tenant shall give Landlord written notice of the need for any maintenance or repair for which Landlord is responsible, after which Landlord shall have a reasonable opportunity to perform the maintenance or make the repair, and Landlord shall not be liable for any failure to do so unless such failure continues for an unreasonable time after Tenant gives such written notice to Landlord. Tenant waives any right to perform maintenance or make repairs for which Landlord is responsible at Landlord's expense. Landlord's liability with respect to any maintenance or repair for which Landlord is responsible shall be limited to the cost of the maintenance or repair. Any damage to any part of the Property for which Landlord is responsible that is caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord.

     6.2 Obligations of Tenant. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof (except only the parts for which Landlord is expressly made responsible under this Lease) and all equipment, fixtures and improvements therein (including windows, glass, plate glass, doors, special fronts, entries, the interior surfaces of exterior walls, interior walls, floors, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing fixtures and equipment, electrical components and mechanical systems) and keep all of the foregoing clean and in good order and operating condition, ordinary and normal wear and tear excepted. Tenant shall not damage the Premises or disturb the integrity and support provided by any wall. Tenant shall, at Tenant's expense, promptly repair any damage to the Premises caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant. Tenant shall take good care of the Premises and keep the Premises free from dirt, rubbish, waste and debris at all times. Tenant shall not overload the floors in the Premises or exceed the load-bearing capacity of the floors in the Premises. Tenant shall, at Tenant's expense, enter into a regularly scheduled preventative maintenance and service contract with a maintenance contractor approved in writing by Landlord for servicing all hot water, heating and air conditioning systems and equipment in the Premises. The maintenance and service contract shall include all services suggested by the equipment manufacturer and shall become effective (and Tenant shall deliver a copy to Landlord) within thirty (30) days after the Commencement Date. Tenant and Tenant's maintenance contractor shall at all times conduct maintenance on the HVAC equipment at the Premises in accordance with all Federal, state or local laws. In the event that a leak occurs in any portion of the HVAC equipment at the Premises, Tenant shall cause Tenant's maintenance contractor to repair promptly such leak in accordance with such Federal, state or local laws and shall, in any event, cause such leaks to be repaired within the deadline imposed by such Federal, state or local laws. Tenant hereby agrees to indemnify, defend and hold Landlord harmless against any and all damages, liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Landlord as a result of Tenant's failure to cause maintenance to be conducted on the HVAC equipment at the Premises in accordance with all Federal, state or local laws or as a result of Tenant's failure to cause the repair of any leak in any portion of the HVAC equipment at the Premises in accordance with Federal, state or local laws. In the event of a replacement of a part or portion of the HVAC equipment which is warranted by the manufacturer and/or guaranteed by the installer, Tenant shall provide the Landlord with a duplicate original of the warranty and/or guarantee. Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear excepted.

                                   ARTICLE 7
                           Alteration of the Premises

     7.1 No Alterations by Tenant. Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. Notwithstanding the preceding sentence, Tenant may make such alterations, additions or improvements without Landlord's consent only if the total cost of such alterations, additions or improvements is five thousand dollars ($5,000) or less and such alterations, additions or improvements will not affect in any way the structural, exterior or roof elements of the Property or the mechanical, electrical, plumbing or life safety systems of the Property, but Tenant shall give prior written notice of any such alterations, additions or improvements to Landlord. All alterations, additions and improvements (except improvements made by Landlord pursuant to Exhibit B, if any) in or to the Premises to which Landlord consents shall be made by Tenant at Tenant's sole cost and expense as follows:

     (a) Tenant shall submit to Landlord, for Landlord's written approval, complete plans and specifications for all work to be done by Tenant, provided that no plans and specifications shall be required for any work in which (i) the total cost of the proposed alteration, addition or improvement is five thousand dollars ($5,000) or less and (ii) such alteration, addition or improvement will not affect in any way the structural, exterior or roof elements of the Property or the mechanical, electrical, plumbing or life safety systems of the Property. Such plans and specifications shall be prepared by responsible licensed architect(s) and engineer(s), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect any systems, components or elements of the Property, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Property, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion.

     (b) Tenant shall obtain all required permits for the work. Tenant shall engage responsible licensed contractor(s) to perform all work. Tenant shall perform all work in accordance with the plans and specifications approved by Landlord, in a good and workmanlike manner, in full compliance with all applicable laws, codes, ordinances, rules and regulations, and free and clear of any mechanics', materialmen's or any other construction related liens. Tenant shall pay for all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Tenant shall pay to Landlord all direct costs and shall reimburse Landlord for all expenses incurred by Landlord in connection with the review, approval and supervision of any alterations, additions or improvements made by Tenant. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of design of any work, construction of any work, or delay in completion of any work.

     (c) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least five (5) days prior to such date. Tenant shall keep the Premises and the Property free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Tenant shall have the right to contest the amount or validity of any such lien, provided Tenant gives prior written notice of such contest to Landlord, prosecutes such contest by appropriate proceedings in good faith and with diligence, and, upon request by Landlord, furnishes such bond as may be required by law or such security as Landlord may require to protect the Premises and the Property from such lien. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Property from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

     7.2 Landlord's Property. All alterations, additions, fixtures and improvements, including improvements made pursuant to Exhibit B (if any), whether temporary or permanent in character, made in or to the Premises by Landlord or Tenant, shall become part of the Property and Landlord's property. Upon termination of this Lease, Landlord shall have the right, at Landlord's option, by giving written notice to Tenant at any time before or within thirty
(30) days after such termination, to retain all such alterations, additions, fixtures and improvements in the Premises, without compensation to Tenant, or to remove all such alterations, additions, fixtures and improvements from the Premises, repair all damage caused by any such removal, and restore the Premises to the condition in which the Premises existed before such alterations, additions, fixtures and improvements were made, and in the latter case Tenant shall pay to Landlord, upon billing by Landlord, the cost of such removal, repair and restoration (including a reasonable charge for Landlord's overhead and profit), provided, however, that Tenant shall have no obligation to pay Landlord for the cost of removing the original Tenant Improvements that are installed by Landlord pursuant to the Approved Plans (as hereafter defined in Exhibit B). All movable furniture, equipment, trade fixtures, computers, office machines and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such movable furniture, equipment, trade fixtures, computers, office machines and other personal property from the Property and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 7.2 to be performed after such termination.

                                   ARTICLE 8
                          Indemnification and Insurance

     8.1 Damage or Injury. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises or the Property arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations under this Lease, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord) or occurring in, on or about any part of the Property other than the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This section 8.1 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

     8.2 Insurance Coverages and Amounts. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this section 8.2. Tenant shall maintain commercial general liability insurance, with limits not less than one million dollars ($1,000,000) per occurrence and two million dollars ($2,000,000) general aggregate, which insures against claims for bodily injury, personal injury, advertising injury and property damage based upon, involving or arising out of the use, occupancy or maintenance of the Premises and the Property. Such insurance shall include blanket contractual liability, broad form property damage liability, fire legal liability, premises, products and completed operations, and medical payments, with minimum limits of $10,000 each accident. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Such insurance shall be written on an occurrence basis and contain a standard separation of insureds provision with cross liability. Tenant shall maintain business auto liability insurance with limits not less than one million dollars ($1,000,000) each accident covering owned, hired and non-owned vehicles used by Tenant. If Tenant has no owned autos, Tenant shall at a minimum provide hired and non-owned auto liability coverage. Tenant shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits of not less than five million dollars ($5,000,000) per occurrence and aggregate. Tenant shall maintain (i) workers' compensation insurance in statutory limits for all of its employees in the state in which the Property is located and (ii) employers liability insurance which affords not less than one million dollars ($1,000,000) for each coverage and policy limit. Tenant shall maintain "all risk" property insurance for all personal property of Tenant, improvements, fixtures and equipment constructed or installed by Tenant in the Premises in an amount not less than the full replacement cost. Such property insurance, shall include business income and extra expense coverage with sufficient limits for Tenant to sustain its business operation at this location for a period of twelve (12) months. Tenant shall maintain boiler and machinery insurance against loss or damage from an accident from Tenant installed or above building standard equipment installed for Tenant's use in the Premises for full replacement cost and plate glass insurance coverage against breakage of plate glass in the Premises from causes other than insured perils. Tenant may self insure for plate glass. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

     8.3 Insurance Requirements. All insurance and all renewals thereof shall be issued by companies with a rating of at least "A-" "VIII" or better in the current edition of Best's Insurance Reports and be approved to do business in the state in which the Property is located. Each policy shall expressly provide that the policy shall not be canceled or materially reduced below the limits required without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All liability insurance (except employers liability) shall name Landlord and any other parties designated by Landlord (including without limitation the State of California Public Employees Retirement System, CalEast Industrial Investors, LLC, LaSalle Investment Management, Inc., Trammell Crow Company, or any other investment manager, asset manager or property manager) as an additional insured, shall be primary and noncontributory to any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. All property insurance shall name Landlord as loss payee as respects Landlord's interest in any improvements and betterments. Tenant shall deliver certificates of insurance acceptable to Landlord at least ten (10) days before the Commencement Date and at least ten (10) days before expiration of each policy. Additional Insured Endorsement CG 20 11 11 85 or its equivalent is required to be provided as soon as it is available. If Tenant fails to insure or fails to furnish any such insurance certificate or endorsement, Landlord shall have the right, but shall not be required to, from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay to Landlord on written demand, as additional rent, all premiums paid by Landlord. Landlord may at any time amend the requirements herein due to (i) information not previously known to the Landlord and which poses a material risk (ii) changed circumstances which, in the reasonable judgment of the Landlord renders such coverage materially inadequate or (iii) as required by the Landlord's lender.

     8.4 Subrogation. Tenant waives on behalf of all insurers under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property insurance now or hereafter carried by Landlord insuring or covering the Property, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Landlord and Tenant shall procure from each of their insurers under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of either party against the other as required by this section 8.4.

     8.5 Landlord Insurance Requirements. Landlord shall, at all times during the term of this Lease, secure and maintain:

     (a) All risk property insurance coverage on the Property. Landlord shall not be obligated to insure any furniture, equipment, trade fixtures, machinery, goods, or supplies which Tenant may keep or maintain in the Demised Premises or any alteration, addition or improvement which Tenant may make upon the Demised Premises. In addition, Landlord shall secure and maintain rental income insurance and any other insurance coverage required to be maintained by any mortgage of the property. If the annual cost to Landlord for such property or rental income insurance exceeds the standard rates because of the nature of Tenant's operations, Tenant shall, upon the receipt of appropriate invoices, reimburse Landlord for such increased cost.

Commercial general liability insurance with limits not less than $5,000,000 per occurrence and aggregate. Such insurance shall be in addition to, and not in lieu of, insurance required to be maintained by Tenant. Tenant shall not be named as an additional insured on any policy of liability insurance maintained by Landlord.

                                   ARTICLE 9
                             Assignment or Sublease

     9.1 Prohibition. Tenant shall not, directly or indirectly, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant.

Tenant shall not, directly or indirectly, without the prior written consent of Landlord, pledge, mortgage or hypothecate this Lease or any interest herein. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. For purposes of this Lease, any of the following transfers on a cumulative basis shall constitute an assignment of this Lease that requires the prior written consent of Landlord: if Tenant is a corporation, the transfer of more than forty-nine percent (49%) of the stock of the corporation; if Tenant is a partnership, the transfer of more than forty-nine percent (49%) of the capital or profits interest in the partnership; if Tenant is a limited liability company, the transfer of more than forty-nine percent (49%) of the membership interests in the limited liability company or a change in the manager of the limited liability company, if any; and if Tenant is a trust, the transfer of more than forty-nine percent (49%) of the beneficial interest under the trust. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants.

     9.2 Landlord's Consent or Termination. If Tenant wishes to assign this Lease or sublease all or any part of the Premises, Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying all of the terms of the intended assignment or sublease. Tenant shall give Landlord such additional information concerning the intended assignee or subtenant (including complete financial statements and a business history) or the intended assignment or sublease (including true copies thereof) as Landlord requests. For a period of thirty (30) days after such written notice is given by Tenant, Landlord shall have the right, by giving written notice to Tenant, (a) to consent in writing to the intended assignment or sublease, unless Landlord determines not to consent, or (b) in the case of an assignment of this Lease or a sublease of substantially the entire Premises for substantially the balance of the term of this Lease, to terminate this Lease, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right.

     9.3 Completion. If Landlord consents in writing, Tenant may complete the intended assignment or sublease subject to the following covenants: (a) the assignment or sublease shall be on the same terms as set forth in the written notice given by Tenant to Landlord, (b) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with section 9.1 hereof, has been delivered to Landlord, (c) no assignee or subtenant shall have a right further to assign or sublease, and (d) all "excess rent" (as hereinafter defined) derived from such assignment or sublease shall be paid to Landlord. Such excess rent shall be deemed to be, and shall be paid by Tenant to Landlord as, additional rent. Tenant shall pay such excess rent to Landlord immediately as and when such excess rent becomes due and payable to Tenant. As used in this section 9.3, "excess rent" shall mean the amount by which the total money and other economic consideration to be paid by the assignee or subtenant as a result of an assignment or sublease, whether denominated rent or otherwise, exceeds, in the aggregate, the total amount of rent which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment or sublease), less only the reasonable costs paid by Tenant for additional improvements installed in the portion of the Premises subject to such assignment or sublease by Tenant at Tenant's sole cost and expense for the specific assignee or subtenant in question and reasonable leasing commissions paid by Tenant in connection with such assignment or sublease, without deduction for carrying costs due to vacancy or otherwise. Such costs of additional improvements and leasing commissions shall be amortized without interest over the term of such assignment or sublease.

     9.4 Tenant Not Released. No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. No assignment or sublease shall amend or modify this Lease in any respect, and every assignment and sublease shall be subject and subordinate to this Lease. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. Concurrently with any request for Landlord's consent, Tenant shall pay to Landlord a service fee of Five Hundred Dollars ($500.00), which shall be used by Landlord to defray the costs incurred by Landlord in reviewing and processing such request. In the event that the actual costs incurred by Landlord in reviewing Tenant's request exceeds Five Hundred Dollars ($500.00), then Tenant shall reimburse Landlord for the amount of such excess within ten (10) days of written demand therefor. If the actual costs incurred by Landlord in reviewing Tenant's request is less than Five Hundred Dollars ($500.00), then Landlord shall refund the difference to Tenant. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees, subtenants or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.

                                   ARTICLE 10
                         Events of Default and Remedies

     10.1 Default by Tenant. The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

     (a) Tenant fails to pay any Base Rent, or any additional monthly rent under section 3.1 hereof, or any additional rent or other amount of money or charge payable by Tenant hereunder as and when such rent becomes due and payable and such failure continues for more than five (5) business days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further written notice, shall be required to establish an Event of Default in the same calendar year; or

     (b) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of ten (10) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of ten (10) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach; or

     (c) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, or (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property; or

     (d) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within thirty (30) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

     (e) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

     (f) Tenant (i) abandons the Premises without providing Landlord with thirty
(30) days  advance  written  notice of its  intention to vacate the Premises and
(ii) after vacating the Premises fails to perform or observe any covenant, term or condition contained in this Lease, including without limitation the obligation to pay all rent due hereunder, the duty to maintain the Premises and the covenant to obtain and maintain the insurance coverages required under this Lease.

     10.2  Landlord's  Remedies.  Upon the  occurrence  of an Event of  Default,
Landlord shall have the option to do and perform any one or more of the following:

     (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant shall fail to do so, Landlord may, without further notice and without prejudice to any other remedy Landlord may have, lawfully enter upon the Premises without the requirement of resorting to the dispossessory procedures set forth in O.C.G.A. ss.ss. 44-7-50 et seq. and expel or remove Tenant and Tenant's effects without being liable for any claim for trespass or damages therefor. Upon any such termination, Tenant shall remain liable to Landlord for damages, due and payable monthly on the day Base Rent would have been payable hereunder, in an amount equal to the Base Rent and any other amounts which would have been owing by Tenant for the balance of the Term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord, after deducting all of Landlord's costs and expenses (including, without limitation, advertising expenses, professional fees and the preparation of the Premises for reletting) incurred in connection with or in any way related to the termination of this Lease, eviction of Tenant and such reletting; and/or

     (b) Declare the entire amount of Base Rent calculated on the current rate being paid by Tenant, and other sums (including additional rent) which in Landlord's reasonable determination would become due and payable during the remainder of the Term (including, but not limited to, increases in Base Rent), discounted to present value by using a reasonable discount rate selected by Landlord, to be due and payable immediately. Upon such acceleration of such amounts Tenant agrees to pay the same at once, together with all Base Rent and other amounts theretofore due, less the market rental value of the Premises for the remainder of the Term, as determined by Landlord (taking into consideration the probable costs of marketing and reletting the Premises (including improvements required to be made to ready the Premises for reletting), then-current rental rates, probable rental rates for the remainder of the Term, probable concession packages, the probability of reletting the Premises and the probable amount of time which will elapse before the Premise are relet), at Landlord's address as provided herein; provided however, that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such an event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof). The acceptance of such payment by Landlord shall not constitute a waiver or rights or remedies to Landlord for any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease; and/or

     (c) Lawfully enter the Premises as the agent of Tenant without the requirement of resorting to the dispossessory procedures set forth in O.C.G.A. ss.ss. 44-7-50 et seq. and without being liable for any claim for trespass or damages therefor, and, in connection therewith, rekey the Premises, remove Tenant's effects therefrom and store the same at Tenant's expense, without being liable for any damage thereto, and relet the Premises as the agent of Tenant, without advertisement, by private negotiations, for any term Landlord deems proper, and receive the rent therefor. Tenant shall pay Landlord on demand any deficiency that may arise by reason of such reletting, but Tenant shall not be entitled to any surplus so arising. Tenant shall reimburse Landlord for all reasonable costs and expenses (including, without limitation, advertising expenses and reasonable professional fees) incurred in connection with or in any way related to the eviction of Tenant and reletting the Premises. Landlord, in addition to but not in lieu of or in limitation of any other right or remedy provided to Landlord under the terms of this Lease or otherwise (but only to the extent such sum is not reimbursed to Landlord in conjunction with any other payment made by Tenant to Landlord), shall have the right to be immediately repaid by Tenant the amount of all sums expended by Landlord and not repaid by Tenant in connection with preparing or improving the Premises to Tenant's specifications and any and all costs and expenses incurred in renovating or altering the Premises to make it suitable for reletting; and/or

     (d) As agent of Tenant, do whatever Tenant is obligated to do under this Lease, including, but not limited to, lawfully entering the Premises, without being liable to prosecution or any claims for damages, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant. Landlord shall not be liable for any damages resulting to Tenant from such action, unless caused by the negligence or willful misconduct of Landlord or otherwise.

     10.3 Continuation. If an Event of default occurs, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

     10.4  Remedies  Cumulative.  Upon the  occurrence  of an Event of  Default,
Landlord shall have the right to exercise and enforce all rights and remedies granted or permitted by law. The remedies provided for in this Lease are cumulative and in addition to all other remedies available to Landlord at law or in equity by statute or otherwise. Exercise by Landlord of any remedy shall not be deemed to be an acceptance of surrender of the Premises by Tenant, either by agreement or by operation of law. Surrender of the Premises can be effected only by the written agreement of Landlord and Tenant.

     10.5 Tenant's Primary Duty. All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all costs incurred or paid by Landlord shall be deemed additional rent hereunder and Tenant shall pay the same to Landlord on written demand, together with interest on all such sums and costs from the date of expenditure by Landlord to the date of repayment by Tenant at the rate of ten percent (10%) per annum.

     10.6 Abandoned Property. If Tenant abandons the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

     10.7 Landlord Default. If Landlord defaults under this Lease, Tenant shall give written notice to Landlord specifying such default with particularity, and Landlord shall have thirty (30) days after receipt of such notice within which to cure such default, or if default cannot reasonably be cured within such thirty (30) day period, such longer period of time as may be required to cure such default provided that Landlord commences efforts to cure such default within such thirty (30) day period and thereafter continues to diligently prosecute such cure to completion. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages. Notwithstanding any other provision of this Lease, Landlord shall not have any personal liability under this Lease. In the event of any default by Landlord under this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Property, and in no event shall any deficiency judgment or personal money judgment of any kind be sought or obtained against Landlord.

     10.8 Landlord's Lien. [Intentionally Deleted.]

                                   ARTICLE 11
                              Damage or Destruction

     11.1 Restoration. If the Property or the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, and this Lease is not terminated pursuant to section 11.2 hereof, Landlord shall repair such damage and restore the Property and the Premises to substantially the same condition in which the Property and the Premises existed before the occurrence of such fire or other casualty and this Lease shall, subject to this section 11.1, remain in full force and effect. If such fire or other casualty damages the Premises or common areas of the Property necessary for Tenant's use and occupancy of the Premises and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, officers, employees, contractors, licensees or invitees, then, during the period the Premises is rendered unusable by such damage, Tenant shall be entitled to a reduction in Base Rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be obligated to repair any damage to, or to make any replacement of, any movable furniture, equipment, trade fixtures or personal property in the Premises. Tenant shall, at Tenant's sole cost and expense, repair and replace all such movable furniture, equipment, trade fixtures and personal property.

     11.2 Termination of Lease. If the Property or the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease and (a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease and the repair and restoration work to be performed by Landlord in accordance with section 11.1 hereof cannot, as reasonably estimated by Landlord, be completed within two (2) months after the occurrence of such fire or other casualty, or (b) the insurance proceeds received by Landlord in respect of such damage are not adequate to pay the entire cost, as reasonably estimated by Landlord, of the repair and restoration work to be performed by Landlord in accordance with section 11.1 hereof (including inadequacy resulting from the requirement of the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises that the insurance proceeds be applied to such indebtedness), or (c) the repair and restoration work to be performed by Landlord in accordance with section 11.1 hereof cannot, as reasonably estimated by Landlord, be completed within four (4) months after the occurrence of such fire or other casualty, then, in any such event, Landlord shall have the right, by giving written notice to Tenant within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice. If Landlord does not exercise the right to terminate this Lease in accordance with this section 11.2, Landlord shall repair such damage and restore the Property and the Premises in accordance with section 11.1 hereof and this Lease shall, subject to section
11.1 hereof, remain in full force and effect. A total destruction of the Property shall automatically terminate this Lease effective as of the date of such total destruction.

                                   ARTICLE 12
                                 Eminent Domain

     12.1 Condemnation. Landlord shall have the right to terminate this Lease if any part of the Premises or any substantial part of the Property (whether or not it includes the Premises) is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease. Tenant shall have the right to terminate this Lease if a substantial portion of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes. In each such case, Landlord or Tenant shall exercise such termination right by giving written notice to the other within thirty (30) days after the date of such taking. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this section 12.1, this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 12.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent and Tenant's Percentage Share shall be reduced as of the date of such taking in the proportion that the area of the Premises so taken bears to the total area of the Premises. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

     12.2 Award. If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this section 12.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant's sole cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, or for removal and relocation expenses.

     12.3 Temporary Use. Notwithstanding sections 12.1 and 12.2 hereof to the contrary, if the use of all or any part of the Premises is taken by exercise of the power of eminent domain during the term of this Lease on a temporary basis for a period less than the term of this Lease remaining after such taking, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease, to the extent reasonably practicable under the circumstances, and the condemnation proceeds in respect of such temporary taking shall be paid to Tenant.

     12.4 Definition of Taking. As used herein, a "taking" means the acquisition of all or part of the Property for a public use by exercise of the power of eminent domain or voluntary conveyance in lieu thereof and the taking shall be considered to occur as of the earlier of the date on which possession of the Property (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Property (or part so taken) vests in the entity exercising the power of eminent domain.

                                   ARTICLE 13
                             Subordination and Sale

     13.1 Subordination. This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Property or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust as may reasonably be required by Landlord.

     13.2 Sale of the Property. If the original Landlord hereunder, or any successor owner of the Property, sells or conveys the Property, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

     13.3 Estoppel Certificate. At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with Article 2 hereof and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate; (d) that Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Property or any part thereof. At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, deliver to Landlord copies of all current financial statements (including a balance sheet, an income statement, and an accumulated retained earnings statement), annual reports, and such other financial and operating information and data of Tenant prepared by Tenant in the course of Tenant's business as Landlord shall reasonably require. Unless available to the public, Landlord shall disclose such financial statements, annual reports and other information or data only to actual or prospective purchasers or mortgage lenders of the Property or any part thereof, and otherwise keep them confidential unless other disclosure is required by law.

                                   ARTICLE 14
                                     Notices

     14.1 Method. All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery, courier or air express service) and addressed as follows: To Landlord at the address of Landlord specified in the Basic Lease Information, or at such other place as Landlord may from time to time designate in a written notice to Tenant; to Tenant at the address of Tenant specified in the Basic Lease Information, or at such other place as Tenant may from time to time designate in a written notice to Landlord; and to Guarantor at the address of Guarantor specified in the Basic Lease Information, or at such other place as Guarantor may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of hand delivery if hand delivered. If any such request, approval, consent, notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such request, approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any request, approval, consent, notice or other communication under this Lease may be given on behalf of a party by the attorney for such party.

                                   ARTICLE 15
                                  Miscellaneous

     15.1 General. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. This Lease shall benefit and bind Landlord and Tenant and the permitted personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. Tenant shall not record this Lease or any memorandum or short form of it. This Lease shall be governed by and construed in accordance with the laws of the state in which the Property is located.

     15.2 No Waiver. The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

     15.3 Attorneys' Fees. If there is any legal action or proceeding between Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

     15.4 Exhibits. Exhibit A (Plan(s) Outlining the Premises and the Property), Exhibit B (Description of Landlord's Work), Exhibit C (Form of Memorandum Confirming Term), Exhibit D (Permitted Use of Hazardous Materials), and any other attachments specified in the Basic Lease Information, are attached to and made a part of this Lease.

     15.5 Broker(s). Tenant warrants and represents to Landlord that Tenant has negotiated this Lease directly with the real estate broker(s) specified in the Basic Lease Information and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker to act for Tenant in connection with this Lease.

     15.6 Waivers of Jury Trial and Certain Damages. Landlord and Tenant each hereby expressly, irrevocably, fully and forever releases, waives and relinquishes any and all right to trial by jury and any and all right to receive punitive, exemplary and consequential damages from the other (or any past, present or future board member, trustee, director, officer, employee, agent, representative, or advisor of the other) in any claim, demand, action, suit, proceeding or cause of action in which Landlord and Tenant are parties, which in any way (directly or indirectly) arises out of, results from or relates to any of the following, in each case whether now existing or hereafter arising and whether based on contract or tort or any other legal basis: This Lease; any past, present or future act, omission, conduct or activity with respect to this Lease; any transaction, event or occurrence contemplated by this Lease; the performance of any obligation or the exercise of any right under this Lease; or the enforcement of this Lease. Landlord and Tenant reserve the right to recover actual or compensatory damages, with interest, attorneys' fees, costs and expenses as provided in this Lease, for any breach of this Lease.

     15.7 Entire Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Property. There are no commitments, representations or assurances between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any commitments, representations or assurances is solely upon commitments, representations and assurances expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an agreement in writing signed by Landlord and Tenant.

     15.8 No Estate. Tenant has only a usufruct under this Lease, not subject to levy or sale. No estate shall pass out of Landlord by this Lease.

     15.9 No Recordation of Lease. Without the prior written consent of Landlord, neither this Lease nor any memorandum hereof shall be recorded or placed on public record.



                  [BALANCE OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the date specified in the Basic Lease Information.

TENANT:                                LANDLORD:

LB FOSTER COMPANY, a Pennsylvania      SUWANEE CREEK BUSINESS CENTER LLC, a
corporation                            Delaware limited liability company

By: /s/Stan L. Hasselbusch              By: CalEast Industrial Investors, LLC,
    Name: Stan L. Hasselbusch           a California limited liability company,
    Title: CEO & President              its Member

                                        By: LaSalle Investment Management, Inc.,
       [CORPORATE SEAL]                     a Maryland corporation, its Manager

                                           By:/s/Laurence Christopher Harris
                                              Laurence Christopher Harris,
                                              Vice President

                                                    (CORPORATE SEAL)


                                        By: TC Suwanee Creek, Inc., a Delaware
                                            corporation, its Member


                                              By:/s/Patty
                                                 Name:
                                                 Title:


                                                 (CORPORATE SEAL)

This site plan or floor plan is used solely for the purpose of identifying the approximate location and size of the Premises. Building sizes, site dimensions, access, common and parking areas, and existing tenants and locations are subject to change at Landlord's discretion.


                                    EXHIBIT A

                 Plan(s) Outlining the Premises and the Property

                                    EXHIBIT B

                         Description of Landlord's Work

Plans and Specifications prepared by Kennedy and Associates dated January 6, 2004 (the "Approved Plans").

                                    EXHIBIT C

                           MEMORANDUM CONFIRMING TERM

     THIS MEMORANDUM, made as of __________________, ________, by and between SUWANEE CREEK BUSINESS CENTER LLC, a Delaware limited liability company ("Landlord"), and LB FOSTER COMPANY, a Pennsylvania corporation ("Tenant"),

                              W I T N E S S E T H:

     Recital of Facts:

     Landlord and Tenant entered into the Industrial Lease (the "Lease") dated ____________, _______. Words defined in the Lease have the same meanings in this Memorandum.

     NOW, THEREFORE, in consideration of the covenants in the Lease, Landlord and Tenant agree as follows:

     1. Landlord and Tenant hereby confirm that:

     (a)  The  Commencement  Date  under  the  Lease  is   ____________________,
_________;

     (b) The Expiration Date under the Lease is ____________________, _________; and

     (c) The date on which Landlord substantially completed the improvements pursuant to Exhibit B to the Lease (if any), Landlord delivered possession of the Premises to Tenant as required by the Lease, and Tenant's obligation to pay rent begins under the Lease is ____________________, _________.

     2. Tenant hereby confirms that:

     (a) All commitments, representations and assurances made to induce Tenant to enter into the Lease have been fully satisfied;

     (b) All improvements to the Property and in the Premises to be constructed or installed by Landlord have been completed and furnished in accordance with the Lease to the satisfaction of Tenant; and

     (c) Tenant has accepted and is in full and complete possession of the Premises.

     3. This Memorandum shall be binding upon and inure to the benefit of Landlord and Tenant and their permitted successors and assigns under the Lease. The Lease is in full force and effect.




                  [BALANCE OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first hereinabove written.


TENANT:                                LANDLORD:

LB FOSTER COMPANY, a Pennsylvania      SUWANEE CREEK BUSINESS CENTER LLC, a
corporation                            Delaware limited liability company

By:                                    By:  CalEast Industrial Investors, LLC,
    Name:                                   a California limited liability
    Title:                                  company, its Member

                                        By: LaSalle Investment Management, Inc.,
    [CORPORATE SEAL]                        a Maryland corporation, its Manager

                                               By:____________________________
                                                  Laurence Christopher Harris,
                                                  Vice President

                                                        (CORPORATE SEAL)


                                       By:  TC Suwanee Creek, Inc., a Delaware
                                            corporation, its Member

                                          By:__________________________________
                                             Name:
                                             Title:


                                                       (CORPORATE SEAL)

                                    EXHIBIT D

                      PERMITTED USE OF HAZARDOUS MATERIALS

 Name of Hazardous Material                              Maximum Amount Per Year
 --------------------------                              -----------------------
 Lubricants                                              1,125 lbs.
 Forklift fuel & welding gas                             400 lbs.
 Galvanized hardware                                     20,000 lbs.
 Rubber                                                  40,000 lbs.
 Cleaners, paint, ink, adhesives                         800 lbs.
 Railroad  hardware including de minimus amounts         N/A
 of alloy metals and cured adhesives
 Office furniture, files and office supplies             N/A

                          ADDENDUM TO INDUSTRIAL LEASE


1. Rent Abatement. Provided that Tenant is not in default in its obligations under this Lease, Landlord shall abate in its entirety the Monthly Base Rent and Tenant's contributions for CAM Expenses, Property Taxes and Insurance Costs for the second (2nd), third (3rd), fourth (4th), fifth
     (5th), sixth (6th), seventh (7th) and eighth (8th) months of this Lease.

2. Improvements. Subject to the terms and conditions of this Lease, including without limitation Section 2.2 of this Lease, Landlord shall, at Landlord's expense, construct or install improvements in the Premises (the "Tenant Improvements") in accordance with the Approved Plans. Notwithstanding anything to the contrary, the parties hereby acknowledge and agree as follows:

     a.   Landlord  shall  complete  the Tenant  Improvements  with its standard building finishes as described in the Approved Plans and such above-standard building finishes as shall have been expressly requested by Tenant and described in the notes to the Approved Plans (collectively, the "Upgrade Finishes"). The parties agree that any notes in the Approved Plans calling for above-standard building finishes that were not expressly requested by Tenant shall be disregarded.

          b. Except for the Upgrade Finishes, the Approved Plans will not provide for, and Landlord shall have no responsibility for, the furnishing or installation of (i) Tenant's telecommunications, computer, security, fire alarm and fire extinguishing systems (the "Tenant Systems") and (ii) any fixtures, equipment, furniture, cabinetry, mill work or other items specific to Tenant's operation and proposed use of the Premises (the "Tenant FF&E").

          c. Tenant, and not Landlord, shall be responsible for any additional cost of the Tenant Improvements arising from a Tenant Delay (as hereinafter defined) or any change to the Approved Plans (a "Change Order"), whether such Change Order is voluntarily requested or is the result of a change to the Approved Plans required by any governmental entity having jurisdiction over the Premises, provided, however that Landlord shall be responsible for any additional cost of the Tenant Improvements that results from a change to the Approved Plans required by any governmental entity for reasons other than Tenant's use of the Premises.

          d. Any sums owed to Landlord under this paragraph 2 shall be deemed "Additional Rent" under the Lease.

          e. The furnishing and installation of the Tenant Systems and Tenant FF&E shall be performed by Tenant at Tenant's sole cost and expense in accordance with the terms of this Lease, including
               Article 7 (relating to Alterations) and Section 4.4.

          Each of the following events shall constitute a "Tenant Delay": (a) delays resulting from any Direction by Tenant that Landlord suspend work or otherwise hold up construction of any portion of the Tenant Improvements because of a possible change to be initiated by Tenant or for any other reason Directed by Tenant; (b) delays due to the failure of Tenant to pay when due any amount payable pursuant to this Lease; or (c) delays which result directly or indirectly from requested changes in the Approved Plans Directed by Tenant. As used herein, the terms "Direction" and "Directed" shall mean a written communication from Steven L. Hart to Landlord.

     3. Warranty of Tenant. Tenant represents and warrants that as of the date of the Lease it is a corporation organized, validly existing and in good standing under the laws of Pennsylvania, and that it is in good standing and qualified to do business in the State of Georgia. Tenant covenants that throughout the term of this Lease it will at all times remain in good standing under the laws of Pennsylvania and that it will remain in good standing and qualified to do business in the State of Georgia.

     4. Tenant's Contribution for Tenant Improvements. Upon signing this Lease, Tenant shall pay Landlord the sum of Six Thousand Dollars ($6,000.00) for construction and other costs to be incurred by Landlord in connection with the Tenant Improvements.